EAGLE GROWTH SHARES, INC.

PRESIDENT'S LETTER - January 6, 1999

Dear shareholders,

The Dow has more than tripled since 1991. Given the market's exuberance, eleven thousand on the Dow may be within reach, but we admit to an attitude of cautious optimism. More than ever, at these levels, prudence demands balancing safety and opportunity in stock selection. We believe good values exist in some medium sized stocks and continue searching for fresh opportunities.

The additional shares Eagle owns in A.H. Belo Company, Walt Disney Company, and Southern Union are due to stock splits, not additional purchases. The market performed weakly during July, August, and September, giving us the opportunity to buy several stocks on our watch list and to increase ownership of one holding. We doubled our shares in Segue Software Corp., a developer and marketer of integrated software solutions used for testing and management of client/server computer software applications. We acquired stock in Healthsouth, the largest provider of outpatient surgery and rehabilitation services in the United States. We thought the market's disappointment with healthcare issues too extreme, so we bought at reduced prices. Another position new to our portfolio is MediaOne Group. This company is the third largest broadband cable company in the United States, and its high speed internet service can challenge the majors for market dominance. A name new to our portfolio is BancWest Corporation, the new name for First Hawaiian, a bank holding company, which merged with BancWest Corporation. You remember First Hawaiian Corporation as a longtime profitable holding of Eagle Growth Shares.

We eliminated our holdings in Apache Corporation, Saul Centers, John Harland, SLM Holding Corporation, Cubic Corporation, and the Tribune Company. Realized net profits in your fund allow us the pleasure of making a capital gains distribution of 61 cents per share.

As we approach the new century, we reflect on the enormous changes of the twentieth century, and look towards the twenty-first century expecting the greatest leap forward in the history of the human race. We gladly share this thrilling adventure with you.

                                        Very truly yours,
                                        /s/ Donald H. Baxter
                                        Donald H. Baxter
                                        President

Comparison of the change in value of $10,000 investment in the Eagle Growth Shares and the Standard and Poor's Index*

The printed report shows a line graph with the following points.

              EAGLE
              GROWTH    S&P
              SHARES    INDEX
11/30/88      $ 9,225   $10,000
11/30/89      $15,413   $13,083
11/30/90      $11,575   $12,625
11/30/91      $14,848   $15,190
11/30/92      $17,010   $17,992
11/30/93      $17,313   $19,806
11/30/94      $14,723   $20,016
11/30/95      $17,305   $27,409
11/30/96      $19,695   $35,050
11/30/97      $22,378   $45,037
11/30/98      $21,984   $55,694

     Average Annual Total Returns as of 11/30/98

                         1 YEAR   5 YEARS  10 YEARS
                         --------------------------------
N.A.V. Only              -1.76%   4.89%     9.07%
S.E.C. Standardized     -10.11%   3.05%     8.11%

The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more of less than their original cost. Past performance is not predictive of future performance.

 * The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

** The maximum sales charge of 8.5% was taken from the initial investment amount when calculating the SEC standardized return figures.

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS  -  NOVEMBER 30, 1998

 Shares                                                              Value
--------                                                           ----------
                            COMMON STOCKS - 73.1%
                               AIRLINES - 5.5%
 5,000      ASA Holdings Inc. ............................         $  169,688
                                                                   ----------
                                 BANKS - 5.6%
 4,000      BancWest Corp. ...............................            173,000
                                                                   ----------
                             BROADCASTING - 2.6%
 2,000     *MediaOne Group, Inc. .........................             81,000
                                                                   ----------
                           COMPUTER SOFTWARE - 7.1%
10,000     *Segue Software, Inc. .........................            219,375
                                                                   ----------
                             CONSTRUCTION - 2.1%
 3,000      Lennar Corp. .................................             66,750
                                                                   ----------
                              ELECTRONICS - 1.0%
 1,200     *Tech-Sym Corp. ...............................            30,075
                                                                   ----------
                             ENTERTAINMENT - 1.6%
 1,500      Walt Disney Co. ..............................            48,281
                                                                   ----------
                          FINANCIAL SERVICES - 7.6%
 3,000      Federal Home Loan Corp. .......................           181,500
 2,000      First Data Corp. ..............................            53,375
                                                                   ----------
                                                                      234,875
                                                                   ----------
                                 FOOD -11.6%
 5,000      McCormick & Co. Inc. ..........................           166,875
20,000      Food Lion, Inc., Class "B" ....................           193,750
                                                                   ----------
                                                                      360,625
                                                                   ----------
                               FURNITURE - 3.2%
10,000     *O'Sullivan Industries Holdings, Inc. ..........           100,625
                                                                   ----------

Shares                                                               Value
--------                                                           ----------
                              HEALTHCARE - 4.3%
10,000     *Healthsouth Corp. .............................           134,375
                                                                   ----------
                               INSURANCE - 3.4%
 3,400      Leucadia National Corp. .......................           104,550
                                                                   ----------
                              PUBLISHING - 3.7%
 6,000      Belo A. H. Corp. ..............................           113,250
                                                                   ----------
                              REAL ESTATE - 6.6%
 5,000      LNR Property Corporation ......................            97,500
10,000      United Dominion Realty Trust, Inc. ............           108,125
                                                                   ----------
                                                                      205,625
                                                                   ----------
                               UTILITIES - 7.2%
11,025     *Southern Union Co. ............................           223,945
                                                                   ----------

            Total Value of Common Stocks (cost $1,444,917).         2,266,039
                                                                   ----------

Principal
Amount
---------
                        SHORT-TERM INVESTMENTS - 26.8%
$830M       U.S. Treasury Bill 2.00% due 12/03/98
              (cost $829,908).............................            829,908
                                                                   ----------
            Total Value of Investments
              (Cost $2,274,825)...................... 99.9%         3,095,947
            Other Assets, less Liabilities..........    .1              4,188
                                                     ------        ----------
            Net Assets.............................. 100.0%        $3,100,135
                                                     ======        ==========


* Non-income producing security

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1998

ASSETS
     Investments in securities, at value
     (identified cost $2,274,825) (Note 1-A)...                    $3,095,947
   Cash........................................                        39,155
   Dividends receivable........................                         2,150
   Other assets................................                           194
                                                                   ----------
      TOTAL ASSETS.............................                     3,137,446


LIABILITIES
   Payable for capital stock redeemed..........      $   31,792
   Accrued advisory and administrative fees....           5,167
   Other accrued expenses......................             352
                                                     ----------
      TOTAL LIABILITIES........................                        37,311
                                                                   ----------
NET ASSETS.....................................                    $3,100,135
                                                                   ==========

NET ASSET VALUE PER SHARE
   ($3,100,135 / 239,303 shares outstanding)
    10,000,000 shares authorized, $0.10 par
    value (Note 2).............................                       $12.95
                                                                      ======

NET ASSETS CONSIST OF:
   Capital paid in.............................      $2,134,577
   Accumulated net realized gain on investments         144,436
   Net unrealized appreciation in value of
     investments...............................         821,122
                                                     ----------
      TOTAL....................................      $3,100,135
                                                     ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share...................                       $12.95
   Sales commission:  8 1/2% of offering price*                         1.20
                                                                      ------
   Offering price (adjusted nearest cent) .....                       $14.15
                                                                      ======

   Redemption price............................                       $12.95
                                                                      ======

*On purchases of $10,000 or more the offering price is reduced.

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
  Income:
    Dividends..................................$ 45,355
    Interest...................................  22,562
                                               --------
          TOTAL INCOME.........................              $ 67,917

  Expenses (Note 4):
    Investment advisory fee ..................    24,104
    Professional fees.........................    15,928
    Transfer agent and dividend disbursing
         agent's fees and expenses............    14,254
    Registration fees.........................     9,558
    Administrative fee........................     8,035
    Reports and notices to shareholders.......     4,903
    Custodian fees............................     4,102
    Other expenses............................     4,903
                                                --------
          TOTAL EXPENSES.......................   85,787
          Less: Custodian fees paid indirectly.    1,910       83,877
                                                --------     --------
          INVESTMENT INCOME-NET................               (15,960)

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3):
    Net realized gain on investments...........  145,165
    Net unrealized depreciation of
        investments............................ (177,620)
                                                --------
          Net loss on investments..............              ( 32,455)
                                                             --------
    NET DECREASE IN NET ASSETS RESULTING FROM
          OPERATIONS...........................              $(48,415)
                                                             ========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 1998 and 1997

                                                       1998          1997
                                                    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss............................   $  (15,960)   $  (30,116)
  Net realized gain on investments...............      145,165       393,384
  Net unrealized appreciation (depreciation)
     of investments..............................     (177,620)       45,422
                                                    ----------    ----------
     Net increase (decrease) in net assets
        resulting from operations................      (48,415)      408,690


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments...............     (363,469)     (109,481)

CAPITAL SHARE TRANSACTIONS
  Increase (decrease) in net assets resulting
     from capital share transactions (Note 2)....      232,017       (79,185)
                                                    ----------    ----------
     Net increase (decrease) in net assets.......     (179,867)      220,024

NET ASSETS
  Beginning of year..............................    3,280,002     3,059,978
                                                    ----------    ----------
  End of year (including net investment deficit
    of $0 and $30,116, respectively).............   $3,100,135    $3,280,002
                                                    ==========    ==========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market System are valued at the closing sales price on November 30, 1998. Securities traded over-the-counter and securities not traded that day are valued at the prevailing quoted bid price. Short-term obligations are stated at amortized cost which approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

    E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At November 30, 1998 there were 239,303 shares outstanding. Transactions in capital stock were as follows:

                                    1998                   1997
                            --------------------   --------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------

Capital stock sold.........   29,875    $ 399,326    33,686   $ 465,777
Capital stock issued in
   reinvestment of net
   realized gain on
   investments.............   26,421     340,301      7,754     101,192
Capital stock redeemed.....  (37,648)   (507,610)   (46,335)   (646,154)
                             --------   ----------  --------  ----------
  Net increase (decrease)..   18,648    $ 232,017    (4,895)  $ (79,185)
                             ========   ==========  ========  ==========


                                      6

                           EAGLE GROWTH SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 1998, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $865,710 and $1,494,784 respectively.

    At November 30, 1998, the cost of investments for Federal income tax purposes was $2,274,825. Accumulated net unrealized appreciation on investments was $821,122 consisting of $823,385 gross unrealized appreciation and $2,263 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    BFC also serves as the underwriter of the Fund.  For the year ended
November 30, 1998, BFC received $680 in commissions from the sale of Fund shares.

    Directors of the Fund who are not affiliated with BFC received directors fees aggregating $1,050 and the Fund's Custodian has provided credits in the amount of $1,910 against custodian charges based on the uninvested cash balances of the Fund.

5. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the fiscal year. A distribution of $0.61 a share from net realized gains was declared on December 7, 1998. The distribution is payable on December 31, 1998 to shareholders of record on December 28, 1998.

                                      7

                            EAGLE GROWTH SHARES, INC.


                              FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.




                                               Year Ended November 30,
                                     -----------------------------------------
PER SHARE DATA                       1998     1997     1996     1995     1994
Net Asset Value,
   Beginning of Year............... $14.86   $13.57   $12.79   $10.93   $13.09
                                    ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).......  (0.07)   (0.14)   (0.05)   (0.14)  (0.21)
Net Realized & Unrealized Gain
  (Loss) on Investments............  (0.20)    1.92     1.71     2.05   (1.71)
                                    ------   ------   ------   ------   ------
Total From Investment Operations...  (0.27)    1.78     1.66     1.91   (1.92)
                                    ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Realized Gains.................   1.64     0.49     0.88     0.05    0.24
                                    ------   ------   ------   ------   ------
Net Asset Value, End of Year....... $12.95   $14.86   $13.57   $12.79   $10.93
                                    ======   ======   ======   ======   ======

TOTAL RETURN*(%)...................  (1.76)   13.62    13.82    17.53   (14.95)
-------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands)................... $3,100   $3,280   $3,060   $2,804   $2,320
Ratio to Average Net Assets:
  Expenses (%).....................   2.67     2.75     2.58     3.44     3.71
  Net Income (Loss) (%)............  (0.50)   (0.95)   (0.43)   (1.27)   (1.77)

Ratio to Average Net Assets before
  Expense Reimbursements:
  Expenses (%).....................   2.67     2.75     2.69     4.44     4.71
  Net Income (Loss) (%)............  (0.50)   (0.95)   (0.54)   (2.27)   (2.77)

Portfolio Turnover Rate (%)........    33       47       24       51       51


*  Calculated without sales charge.

                      See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of
Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Eagle Growth Shares, Inc., including the portfolio of investments as of November 30, 1998, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended November 30, 1996, were audited by other auditors, whose report, dated December 16, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc. at November 30, 1998, and the results of its operations for the year then ended and changes in its net assets and financial highlights for each of the two years in the period ended November 30, 1998, in conformity with generally accepted accounting principles.

                                          BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 18, 1998 (Except for Note 5 as to which the date is December 28,
1998)

                           EAGLE GROWTH SHARES, INC.

EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
STAR BANK, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155

                                            [LOGO]

OFFICERS                                    EAGLE
Donald H. Baxter                            GROWTH
  Chairman and President                    SHARES, INC.
Ronald F. Rohe
  Vice President/Secretary/Treasurer

ADMINISTRATIVE STAFF
Keith A. Edelman
  Director of Operations
Diane M. Sarro
  Director of Shareholder Services


DIRECTORS
Donald H. Baxter
Thomas J. Flaherty
James Keogh
Kenneth W. McArthur
Robert L. Meyer
Donald P. Parson
Robert A. Utting                                         ANNUAL
                                                         REPORT

                                                    November 30, 1998

You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.